COMMITMENTS & CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS & CONTINGENCIES
NOTE I – COMMITMENTS & CONTINGENCIES

The Corporation is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers, including commitments to extend credit.  Such commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the statements of financial condition.  The contract or notional amounts of the commitments reflect the extent of the Corporation’s involvement in such financial instruments.

The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments.  The Corporation uses the same credit policies in making commitments and conditional obligations as those utilized for on-balance-sheet instruments.

At December 31, 2011 and 2010, the Corporation had outstanding commitments to originate fixed-rate loans with interest rates ranging from 3.25% to 5.50% totaling $1.9 million and $2.3 million in fixed rate loans and $150,000 and $276,000 in variable rate loans, respectively, secured by one- to four-family residential real estate.  Additionally, the Corporation had unused lines of credit under home equity loans totaling $29.1 million and $13.6 million at December 31, 2011 and 2010, respectively.  In the opinion of management, all loan commitments equaled or exceeded prevalent market interest rates as of December 31, 2011 and 2010, and such commitments have been underwritten on the same basis as that of the existing loan portfolio.  Management believes that all loan commitments are able to be funded through cash flow from operations and existing excess liquidity.  Fees received in connection with these commitments have not been recognized in earnings.

At December 31, 2011, the Corporation reported $12.6 million as a contingent liability for the amount of proceeds received in the offering through December 31, 2011.  The proceeds would be required to be returned to investors if the minimum capital raise of $37.4 million was not attained. The offering surpassed the minimum capital raise in January 2012, therefore, none of the cash proceeds is reported as restricted cash at December 31, 2011.

The Corporation had lease obligations on four of its branch facilities.  The lease obligations totaling $326,000 expire by 2014 with renewable terms.

In 2009, the Savings Bank entered into contract with COCC for the next six and a half years.  COCC will provide the CORE banking services for the Savings Bank at a minimum annual cost of $276,000.

At December 31, 2011 and 2010, the Savings Bank had a $1.0 million line of credit with another local bank.  No funds have been drawn on this line of credit as of December 31, 2011 and 2010.